Santander Group	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
Santander Group
Santander Group
a) Banco Santander, S.A. and international Group structure
The growth of the Group in the last decades has led the Bank to also act, in practice, as a holding entity of the shares of the various companies in its Group, and its results are becoming progressively less representative of the performance and earnings of the Group. Therefore, each year the Bank determines the amount of the dividends to be distributed to its shareholders on the basis of the consolidated net profit, while maintaining the Group’s objectives of capitalisation and taking into account that the transactions of the Bank and of the rest of the Group are managed on a consolidated basis (notwithstanding the allocation to each company of the related net worth effect).
At the international level, the various banks and other subsidiaries, joint ventures and associates of the Group are integrated in a corporate structure comprising various holding companies which are the ultimate shareholders of the banks and subsidiaries abroad.
The purpose of this structure, all of which is controlled by the Bank, is to optimise the international organisation from the strategic, economic, financial and tax standpoints, since it makes it possible to define the most appropriate units to be entrusted with acquiring, selling or holding stakes in other international entities, the most appropriate financing method for these transactions and the most appropriate means of remitting the profits obtained by the Group’s various operating units to Spain.
The Appendices provide relevant data on the consolidated Group companies and on the companies accounted for using the equity method.
b) Acquisitions and disposals
Following is a summary of the main acquisitions and disposals of ownership interests in the share capital of other entities and other significant corporate transactions performed by the Group in the last three years:
i. Agreement for the acquisition of 50.1% of Ebury
On 4 November 2019, Banco Santander, S.A. announced a strategic investment in Ebury, one of the best payment and currency platforms for SMEs, worth GBP 350 million (approximately EUR 400 million). In accordance with the conditions of the operation, Santander will acquire 50.1% of Ebury for GBP 350 million, of which GBP 70 million correspond to new shares (approximately EUR 80 million) to support the company's plans to enter in new markets in Latin America and Asia.
As of 31 December 2019, the Group had acquired a 6.4% interest in Ebury for a price of GBP 40 million (approximately EUR 45 million), pending the rest of the investment in compliance with the usual suspensive conditions in this type of operations, including obtaining regulatory approvals. The rest of the investment is expected to be completed in 2020.
ii. Agreement with Crédit Agricole S.A. on the depositary and custody business
On 17 April 2019, Banco Santander, S.A. announced that it had signed a memorandum of understanding with Crédit Agricole S.A. with the purpose of combining CACEIS and its subsidiaries (the “CACEIS Group”), which is wholly-owned by Crédit Agricole S.A., with Santander Securities Services, S.A.U. and its subsidiaries (the “S3 Group”), which is wholly-owned by Banco Santander, S.A.
The operation consists of the contribution by the Santander Group to the CACEIS Group of 100% of the S3 Group in Spain and 50% of the S3 Group's business in Latin America in exchange for a 30.5% stake in the CACEIS Group Capital and voting rights. The remaining 69.5% remains the property of Crédit Agricole, SA. The S3 Group's Latin American business is under the joint control of the CACEIS Group and the Santander Group.
On 27 June 2019, the signing of the final contracts took place after having carried out the precise prior consultations with the representative bodies of Credit Agricole, SA employees and the CACEIS Group. The closing of the operation took place on 20 December, 2019 once the relevant regulatory authorizations were obtained.
The operation has generated a net capital gain of EUR 693 million recorded for its gross amount under the heading of non-classified assets as non-current assets for sale of the consolidated profit and loss account, of which EUR 219 million correspond to the recognition at fair value of the investment of 49.99% retained by the Group in S3 Latin America. The 30.5% interest in the CACEIS GROUP has been recorded under the heading of Investments - Associates of the consolidated balance sheet for an amount of EUR 1,010 million.
iii. Offer to acquire shares of Banco Santander Mexico, S.A., Institución de Banca Multiple, Grupo Financiero Santander México.
On 12 April 2019, Banco Santander, S.A. announced its intention to make an offer to acquire all the shares of Banco Santander Mexico, S.A., Institución de Banca Múltiple, Grupo Financiero Santander México ("Santander México") which are not owned by Grupo Santander, representing approximately 25% of the share capital of Santander México.
The shareholders who have accepted the offer have received 0.337 newly issued shares of Banco Santander, S.A. per share of Santander México and 1.685 American Depositary Shares (ADSs) of Banco Santander, S.A. per ADS of Santander México.
The offer was accepted by holders of shares representing 16.69% of the capital stock of Santander Mexico, so the Group's participation in Santander Mexico has become 91.65% of its share capital. To meet the exchange, the Bank proceeded to issue, in execution of the agreement adopted by the extraordinary general meeting held on 23 July 2019, 381,540,640 shares, which represented approximately 2.35% of the Bank's share capital in the date of issue. This operation meant an increase of191 million euros in Capital, 1,491 million euros in issue premium and a decrease of 670 million euros in Reserves and 1,012 million euros in minority interests.
iv. Reorganization of the banking insurance business, asset management and pension plans in Spain
On 24 June 2019, Banco Santander, S.A. reached an agreement with the Allianz Group to terminate the agreement that Banco Popular Español, S.A.U. (“Banco Popular”) held in Spain with the Allianz Group for the exclusive distribution of certain life insurance products, non-life insurance products, collective investment institutions, and pension plans through the Banco Popular network (the “Agreement”).
The Agreement was executed on 15 January 2020 for the non-life business and on 31 January 2020 for the remaining businesses, once the regulatory authorisations were obtained in the first half of 2020. The execution of the Termination Agreement entailed the payment by Banco Santander of a total consideration of EUR 859 million (after deducting the dividends paid until the end of the operation).
It is expected that, subject to the fulfilment of certain suspensive conditions, 51% of the life-risk insurance business held by Banco Santander and 51% of the new General Insurance line of business from Banco Popular's network not transferred to Mapfre (in accordance with the agreement indicated below) will be acquired by Aegon. These transactions are not expected to have a significant impact on the Group's income statement.
In addition, under the agreement reached between Banco Santander and Mapfre on 21 January 2019, 50.01% of the car, commercial, SME and corporate liability insurance business throughout Banco Santander's network in Spain was acquired by Mapfre on 25 June 2019 for EUR 82 million.
v. Sale of the 49% stake in WiZink
Once the relevant regulatory authorizations were obtained, on 6 November 2018, the operations related to the agreement reached with entities managed by Värde Partners, Inc (“Varde") and with WiZink Bank, S.A. (“WiZink”) communicated by the Group on 26 March 2018 by virtue of which:
i. Banco Santander, S.A. sold its 49% stake in WiZink to Varde for EUR 1,043 million, with no significant impact on the Group's results and,
ii. Banco Santander, S.A. and Banco Santander Totta, S.A. acquired the business of credit and debit cards marketed by Grupo Banco Popular in Spain and Portugal that WiZink had acquired in 2014 and 2016. As a result of this transaction, the Group paid a total of EUR 681 million, receiving net assets worth EUR 306 million (mainly customer loans worth EUR 315 million), with the business combination generating a goodwill of EUR 375 million, managed by the businesses in Spain.
With these transactions, the Group resumed Grupo Banco Popular's debit and credit card business, which improves the commercial strategy.
vi. Acquisition of the retail banking and private banking business of Deutsche Bank Polska S.A.
On 14 December 2017, the Group announced that its subsidiary Santander Bank Polska S.A. (previously Bank Zachodni WBK S.A.) together with Banco Santander, S.A., had reached an agreement with Deutsche Bank, A.G. for the acquisition (through a carve out) of the retail and private banking business of Deutsche Bank Polska S.A., excluding the foreign currency mortgage portfolio and the CIB (Corporate & Investment Banking) business, and including the asset management company DB Securities, S.A. (Poland).
In November 2018, once the regulatory authorisations had been received and approved by the general shareholders' meetings of Santander Bank Polska S.A. and Deutsche Bank Polska, S.A., the acquisition of EUR 298 million in cash and newly issued shares of Santander Bank Polska S.A. subscribed in full by Deutsche Bank, A.G. was closed. As a result of this transaction, the Group has acquired net assets worth EUR 365 million, mainly loans and deposits to customers and credit institutions amounting to EUR 4,304 million and EUR 4,025 million, respectively, and negative value adjustments amounting to EUR 82 million (mainly under line Loans and advances).
The difference between the fair value of the net assets acquired and the transaction value resulted in a gain of EUR 67 million which was recognised under "Negative Goodwill Recognised in Income" in the Group's consolidated income statement.
vii. Acquisition of Banco Popular Español, S.A.U.
On 7 June 2017, (the acquisition date), as part of its growth strategy in the markets where it is present, the Group communicated the acquisition of 100% of the share capital of Banco Popular Español, S.A.U. (“Banco Popular”)(merged with Banco Santander, see Note 3.b)v) as a result of a competitive sale process organised in the framework of a resolution scheme adopted by the Single Resolution Board (“SRB”) and executed by the FROB, Spanish single resolution board, in accordance with Regulation (EU) 806/2014 of the European Parliament and of the Council of 15 May 2014, and Law 11/2015, of 18 June, for the recovery and resolution of credit institutions and investment firms.
As part of the execution of the resolution:

•
All the shares of Banco Popular outstanding at the closing of market on 7 June 2017 and all the shares resulting from the conversion of the regulatory capital instruments Additional Tier 1 issued by Banco Popular have been converted into undisposed reserves.

•
All the regulatory capital instruments Tier 2 issued by Banco Popular S.A.U. have been converted into newly issued shares of Banco Popular, all of which have been acquired for a total consideration of one euro by the Group.

The transaction was approved by all the applicable regulatory and antitrust authorities in the territories where Banco Popular operated.
In accordance with IFRS 3, the Group measured the identifiable assets acquired and liabilities assumed at fair value. The detail of this fair value of the identifiable assets acquired and liabilities assumed at the business combination date was as follows:

As of 7 June, 2017	Million euros
Cash and balances with central banks	1,861
Financial assets available-for-sale	18,974
Deposits from credit institutions	2,971
Loans and receivables*	82,057
Investments	1,815
Intangible assets*	133
Tax assets*	3,945
Non-current assets held for sale*	6,531
Other assets	6,259
Total assets	124,546
Deposits from central banks	28,845
Deposits from credit institutions	14,094
Customer deposits	62,270
Marketable debt securities and other financial liabilities	12,919
Provisions ***	1,816
Other liabilities	4,850
Total liabilities **	124,794
Net assets	(248)
Purchase consideration	—
Goodwill	248

*	The main fair value adjustments were the following:

•
Loans and receivables: in the estimation of their fair value, impairment have been considered for an approximate amount of EUR 3,239 million, considering, among others, the sale process carried out by the Bank.

•	Foreclosed assets: the valuation, considering the sale process carried out by the company, has meant a reduction in the value of EUR 3,806 million, approximately.

•	Intangible assets: includes value reductions amounting to approximately of EUR 2,469 million, mainly recorded under the “Intangible assets - goodwill”.

•	Deferred tax assets: mainly corresponds to the reduction of the value of negative tax bases and deductions for an approximate amount of EUR 1,711 million.

**
After the initial analysis and the conversion of the subordinated debt, the best estimation is there is no significant impact between fair value and previous carrying amount of the financial liabilities.

***As a result of the resolution of Banco Popular S.A.U., it includes the estimated cost of EUR 680 million relating to the potential compensation to the shareholders of Banco Popular S.A.U. of which EUR 535 million have been applied to the fidelity action.
During 2018, the Group closed its assessment exercise of the assets acquired and liabilities assumed at fair value, without any modification with respect to what was recorded in 2017.
viii. Sale agreement of Banco Popular S.A.U.’s real estate business
In relation with Banco Popular Español, S.A.U.’s (“Banco Popular”) real estate business, on 8 August 2017, the Group announced the agreement with a Blackstone fund for the acquisition by the fund of 51% of, and hence the assignment of control over, part of Banco Popular's real estate business (the “Business”), which comprises a portfolio of foreclosed properties, real estate companies, non-performing loans relating to the sector and other assets related to these activities owned by Banco Popular and its affiliates (including deferred tax assets allocated to specific real estate companies which are part of the transferred portfolio) registered on certain specified dates (31 March 2017 or 30 April 2017).
The signing took place after the European Commission authorized, without imposing any restrictions, the acquisition of Banco Popular Español S.A.U. by Banco Santander, S.A. for the purposes of competition law. The Group closed its valuation exercise of the assets and liabilities assumed at fair value during 2018 without any change with respect to what was recorded at the end of 2017.
The transaction closed on 22 March 2018 following receipt of the required regulatory authorizations and other usual conditions in this type of transactions. The transaction consisted of the creation of various companies, being the parent company Project Quasar Investments 2017, S.L., in which Banco Santander, S.A. maintains 49% of the share capital and Blackstone the remaining 51%, and to which Banco Popular and some subsidiaries transferred the business constituted by the indicated assets, and its participation in the capital of Aliseda Real Estate Management Services, S.L. The value attributed to the contributed assets is approximately EUR 10,000 million euros, of which approximately 70% was financed with third party bank debt. After the contribution to the vehicle by its shareholders of the necessary liquidity for the transaction of the business, the 49% stake in the capital of the vehicles was recorded in the consolidated balance sheet of the Group for EUR 1,701 million in the "Investments in joint ventures and associates - entities" section, without impact in the Group´s income statement.
ix. Merger by absorption of Banco Santander, S.A. with Banco Popular Español, S.A.U.
On 23 April 2018 the boards of directors of Banco Santander, S.A. and Banco Popular Español, S.A.U. agreed to approve and sign the merger project by absorption of Banco Popular Español, S.A.U. by Banco Santander, S.A.
On 28 September 2018 the merger certificate of Banco Popular Español, S.A.U. by Banco Santander, S.A. was registered in the Mercantile Registry of Cantabria. After the merger, Banco Santander, S.A. acquired, by universal succession, all the rights and obligations of Banco Popular Español, S.A.U., including those that had been acquired from Banco Pastor, S.A.U. and Popular Banca Privada, S.A.U., by virtue of the merger of Banco Pastor and Popular Banca Privada with Banco Popular Español, S.A.U. that was also approved on 23 April 2018 by the respective board of directors. This transaction had no impact on the Group's income statement.
x. Agreement with Santander Asset Management
a) Acquisition of 50% of SAM Investment Holdings Limited
On 16 November 2016, after the agreement with Unicredit Group on 27 July 2016 to integrate Santander Asset Management and Pioneer Investments was abandoned, the Group announced that it had reached an agreement with Warburg Pincus (“WP”) and General Atlantic (“GA”) under which Santander acquired 50% of SAM Investment Holdings Limited, at 22 December 2017.
The Group disbursed a total amount of EUR 545 million and assumed financing of EUR 439 million, with the business combination generating a goodwill of EUR 1,173 million and EUR 320 million of “intangible assets - contracts and relationships with customers” identified in the purchase price allocation, without other value adjustments to net assets of the business. Likewise, the market valuation of the previous participation held did not have an impact on the Group’s income statement.
Considering that the main activity of the business is asset management, the main part of its activity are recorded off balance sheet. The main net assets acquired, in addition to the aforementioned intangible assets, were net deposits in credit institutions (EUR 181 million) and net tax assets (EUR 176 million). Given their nature, the fair value of these assets and liabilities do not differ from the book value recorded.
The Group closed its assessment exercise of assets acquired and liabilities assumed at fair value during the year 2018 without modification with respect to what was recorded at the end of 2017.
b) Sale participation Allfunds Bank, S.A.
As part of the transaction, which consists in the acquisition of 50% of SAM Investment Holdings Limited, that was not owned by the Group, Santander, WP and GA agreed to explore different alternatives for the sale of its stake in Allfunds Bank, S.A. (“Allfunds Bank”), including a possible sale or a public offering. On 7 March 2017, the Bank announced that together with our partners in Allfunds Bank we had reached an agreement for the sale of 100% of Allfunds Bank to funds affiliated with Hellman & Friedman, a leading private equity investor, and GIC, Singapore’s sovereign wealth fund.
On 21 November 2017 the Group announced the closing of the sale by the Bank and its partners of 100% of Allfunds Bank’s capital, obtaining an amount of EUR 501 million from the sale of its 25% stake in Allfunds Bank, resulting in gains net of tax of EUR 297 million, which were recognised as “Gains or losses on disposal of non-financial assets and investments, net”, within the statement of profit or loss.
xi. Purchase of the shares to DDFS LLC in Santander Consumer USA Holdings Inc. (SCUSA)
On 2 July, 2015, the Group announced that it had reached an agreement to purchase the 9.65% ownership interest held by DDFS LLC in SCUSA.
On 15 November 2017, after having agreed on some modifications to the original agreement and having obtained the required regulatory authorizations, the Group completed the acquisition of the aforementioned 9.65% of SCUSA shares for a total sum of USD 942 million (EUR 800 million), which have caused a decrease of EUR 492 million in the non-controlling interests balance and another reduction to reserves of EUR 307 million.
c) Off-shore entities
According to current Spanish regulation (Royal Decree 1080/1991, of 5th July), Santander has entities in 4 off-shore territories: Jersey, Guernsey, Isle of Man and Cayman Islands. Santander has 3 subsidiaries and 4 branches in these territories. Santander also has 4 subsidiaries in off-shore territories, of which 3 are tax resident in the UK and 1 tax resident in Spain, to whose tax regimes they are subjected.
I) Subsidiaries in off-shore territories.
At the reporting date, the Group has 3 subsidiaries resident in off-shore territories, two in Jersey, Whitewick Limited (in liquidation) and Abbey National International Limited, and one in the Isle of Man, ALIL Services Limited (its liquidation is expected in 2020). These subsidiaries contributed with a very immaterial result to the Group’s consolidated profit in 2019. During 2019 a subsidiary resident in Jersey has been liquidated.
II) Off-shore branches.
The Group also has 4 operative off-shore branches: 2 in the Cayman Islands, 1 in the Isle of Man and 1 in Jersey. These branches report to and consolidate their balance sheets and income statements with their respective foreign headquarters. Likewise they are taxed with their respective headquarters (Cayman Islands branches, one of Brazil and other of USA) or in the territories where they are located (Jersey and Isle of Man branches belonging to UK).
The aforementioned entities of Sections I and II have a total of 135 employees as of December 2019.
III) Subsidiaries in off-shore territories that are tax resident in the UK and Spain.
As indicated, the Group also has 4 subsidiaries constituted in these territories that are not considered to be off-shore entities, since 3 of them are tax residents in the UK and, therefore, subject to UK tax law during the period and operate exclusively from the UK (one of these subsidiaries is expected to be liquidated in 2020). In addition, since April 2018, the fourth subsidiary ceased to be a resident for tax purposes in the UK to become a tax resident in Spain.
IV) Other off-shore investments.
The Group manages from Brazil a segregated portfolio company called Santander Brazil Global Investment Fund SPC in the Cayman Islands, and manages from the United Kingdom a protected cell company in Guernsey called Guaranteed Investment Products 1 PCC Limited. The Group also has, directly or indirectly, few investments of reduced amount in entities located in the Cayman Islands, as is the case of the minority stakes through a subsidiary in UK.
OECD.
The Group has no presence in non-cooperative territories for tax purposes as defined by the OECD in July 2019. In this sense, it should be noted that Jersey, Guernsey, Isle of Man and Cayman Islands, comply with OECD standards in terms of transparency and exchange of information for tax purposes.
The European Union.
On 5 December 2017, the European Commission published some lists of non-cooperative jurisdictions for tax purposes (where there is no member state of the European Union): blacklist, gray list and territories which have received a grace period. Since then, the European Commission has updated these lists.
After the last update published in February 2020, the EU blacklist is composed of 12 jurisdictions in which the Group only has presence in Cayman Islands, also considered offshore territory by Spanish legislation, and one entity without activity and in process of sale in Panama. On the contrary, the Group has no presence in any of the 13 jurisdictions in the gray list that have committed, in a way considered sufficient, to correct their legal frameworks to align them with international standards and whose implementation will be monitored by the EU.
The Group has established appropriate procedures and controls (risk management, supervision, verification and review plans and periodic reports) to prevent reputational, tax and legal risk at these entities. In addition, the Group has continued to implement its policy of reducing the number of these off-shore units.
The financial statements of the Group’s off-shore units are audited by PwC (PricewaterhouseCoopers) member firms in 2019, 2018 and 2017.